United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K (12g-3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: January 29, 2004

WACCAMAW BANKSHARES, INC.

(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

ITEM 5.	OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file Waccamaw Bankshares, Inc. issuance of trust preferred securities.

EXHIBIT INDEX

Exhibit 99 Issuance of Trust Preferred Securities

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 29, 2004.

WACCAMAW BANKSHARES, INC.

Date: January 29, 2004	/s/ James G. Graham
	By:	James G. Graham
	Its:	President & CEO

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